                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                          -----------------------------
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 24, 2003

                           OCEANFIRST FINANCIAL CORP.

             (Exact name of registrant as specified in its charter)

                  Delaware                             0-27428                          22-3412577
                  --------                             -------                          ----------
         (State or other jurisdiction of         (Commission File No.)          (IRS Employer Identification No.)
          incorporation or organization)

                 975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                  (732)240-4500
                             ----------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                             ----------------------
          (Former name or former address, if changed since last report)

ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        99.1 Press Release dated April 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE

         On April 24, 2003, OceanFirst Financial Corp., the holding company for OceanFirst Bank, announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OCEANFIRST FINANCIAL CORP.


                                            /s/ Michael Fitzpatrick
                                            ---------------------------
                                            Michael Fitzpatrick
                                            Executive Vice President and
                                             Chief Financial Officer

Dated: April 28, 2003

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

     99.1                  Press Release dated April 24, 2003.